Earnings Per Share ("EPS") (Tables)	12 Months Ended
Dec. 31, 2025
Earnings Per Share ("EPS")
Schedule of earnings and per share calculations	The following schedule shows the Company’s earnings and per share calculations for the periods presented (in thousands, except share and per share data):

	For the year ended December 31,
	2025	2024
Net Income	$4,539	$5,130
Weighted average number of common shares outstanding	742,663	742,663
Basis earnings per share	$6.11	$6.91